Consolidated Statements of Comprehensive Income (Parentheticals) - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Share-based compensation	$ 6,056,033	$ 4,698,953	$ 3,035,122
Reclassification adjustment of available-for-sale securities, Net tax effects	(121,723)	52,099	10,436
General and Administrative Expense [Member]
Share-based compensation	6,395,451	4,533,562	2,985,112
Research and Development Expense [Member]
Share-based compensation	$ (217,695)	$ 113,292	$ 39,574